UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: February 15, 2007
(Date of earliest event reported)
LIBBEY INC.

Delaware	1-12084	34-1559357
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
300 Madison Avenue
Toledo, Ohio 43604
(Address of principal executive offices, including zip code)
(419) 325-2100
(Registrant’s telephone number, including area code)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On February 15, 2007, Libbey Inc. issued the press release attached hereto as Exhibit 99.1, announcing the completion of the notes exchange offer by its wholly-owned subsidiary, Libbey Glass Inc.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          99.1 Press Release of Libbey Inc., dated February 15, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 15, 2007

LIBBEY INC.
By:	/s/ Scott M. Sellick
	Name:	Scott M. Sellick
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated February 15, 2007 entitled “Libbey Inc. Announces Completion of Notes Exchange Offer.”